                                                                  EXECUTION COPY


                                    AMENDMENT

                            dated as of June 1, 1999

                                      among

                             ARCADIA FINANCIAL LTD.

                        ARCADIA RECEIVABLES FINANCE CORP.

                        FINANCIAL SECURITY ASSURANCE INC.

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                               as Collateral Agent

       Series 1996-A Supplement              Series 1995-E Supplement
       Series 1995-D Supplement              Series 1995-C Supplement
       Series 1995-B Supplement              Series 1995-A Supplement

                                       to

                            Spread Account Agreement

                           dated as of March 25, 1993
                          as amended and restated as of
                                November 19, 1998

                  Amendment dated as of June 1, 1999 ("Amendment") among ARCADIA FINANCIAL LTD. (formerly known as Olympic Financial Ltd.), a Minnesota corporation ("AFL"), ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.), a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent to the Series Supplements listed on Schedule IV hereto (collectively, the "Series Supplements") to the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of November 19, 1998 among AFL, the Seller, Financial Security and Norwest Bank Minnesota, National Association, as Trustee and Collateral Agent (the "Spread Account Agreement").

                  WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein;

                  WHEREAS, the parties to the Spread Account Agreement (the "PARTIES") have heretofore executed the Series Supplements;

                  WHEREAS, the Parties wish to amend the Series Supplements.

                  NOW, THEREFORE, the Parties agree that the Series Supplements are hereby amended effective as of the date hereof as follows:

          Section 1. DEFINITIONS. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement or in the relevant Series Supplement thereto, and when used herein with respect to a particular Series shall have the meaning assigned to such term of such Series.

          Section 2. AMENDMENT TO DEFINITION OF "TRIGGER EVENT" IN EACH SERIES SUPPLEMENT.

          A. Paragraph (A)(ii) of the definition of "Trigger Event" in Section
1.1 of each Series Supplement is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified in Schedule III attached hereto.

          B. All references contained in each Series Supplement to "Schedule I" or "Schedule II" (including, without limitation, the references contained in Paragraphs (A)(iii) and (A)(iv) of the definition of "Trigger Event" in Section
1.1 of each of the Series Supplements) shall be deemed to refer, in each case, to the schedules attached hereto as Schedule I or Schedule II, respectively and each of Schedule I and Schedule II attached hereto shall be deemed to be incorporated with and made a part of each Series Supplement.

          Section 3. AMENDMENT TO DEFINITIONS OF "INITIAL SPREAD ACCOUNT MAXIMUM AMOUNT" IN EACH SERIES SUPPLEMENT.

          A. Clause (i) of the definition of "Initial Spread Account Maximum Amount" in Section 1.1 of each of the Series 1995-B Supplement, Series 1995-A Supplement is amended by deleting the reference to 7% and replacing such percentage in each instance with "8.75%".

          B. Clause (i) of the definition of "Initial Spread Account Maximum Amount" in Section 1.1 of each of the Series 1996-A Supplement, Series 1995-E Supplement, Series 1995-D Supplement and Series 1995-C Supplement is amended by deleting the reference to 6% and replacing such percentage in each instance with "7.75%".

          Section 4. COUNTERPARTS. This Amendment to the Series Supplements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Series Supplements.

          Section 5. RATIFICATION OF SPREAD ACCOUNT AGREEMENT. Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement, including each Series Supplement, shall remain in full force and effect. As amended hereby, the Spread Account Agreement, including each Series Supplement, is ratified and confirmed in all respects.

          Section 6. ENTIRE AGREEMENT. This Amendment sets forth the entire agreement between the Parties with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter, including without limitation, the agreements contained in that certain Letter Agreement dated December 10, 1997 between Financial Security and AFL.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.



                             ARCADIA FINANCIAL LTD.


                             By             /S/ JOHN A. WITHAM
                                 --------------------------------------
                                 Name:      John A. Witham
                                 Title:     Executive Vice President and
                                            Chief Financial Officer


                             ARCADIA RECEIVABLES FINANCE CORP.


                             By             /S/ JOHN A. WITHAM
                                 --------------------------------------
                                 Name:      John A. Witham
                                 Title:     Senior Vice President and
                                            Chief Financial Officer


                             FINANCIAL SECURITY ASSURANCE INC.


                             By             /S/ ERROL UHR
                                 --------------------------------------
                                            Authorized Officer


                             NORWEST BANK MINNESOTA, NATIONAL
                             ASSOCIATION, as Trustee and Collateral Agent


                             By             /S/ EILEEN R. O'CONNOR
                                 --------------------------------------
                                 Name:   Eileen R. O'Connor
                                 Title:  Corporate Trust Officer

                                   SCHEDULE I

                            CUMULATIVE DEFAULT RATES

-------------- ------------ ------------ ----------- ------------ ------------ ------------
                 Series       Series       Series      Series       Series       Series
Month            1996-A       1995-E       1995-D      1995-C       1995-B       1995-A
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  0 to  3         2.05%        2.08%       1.92%        1.89%        1.90%        1.86%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  3 to  6         4.10%        4.15%       3.84%        3.77%        3.79%        3.72%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  6 to  9         5.93%        6.00%       5.56%        5.46%        5.49%        5.39%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  9 to 12         7.58%        7.67%       7.10%        6.98%        7.01%        6.88%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 12 to 15         9.76%        9.88%       9.15%        8.99%        9.03%        8.87%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 15 to 18        11.74%       11.89%       11.00%      10.81%       10.86%       10.66%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 18 to 21        13.47%       13.64%       12.63%      12.41%       12.47%       12.24%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 21 to 24        14.97%       15.15%       14.04%      13.79%       13.86%       13.60%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 24 to 27        15.76%       15.95%       14.78%      14.52%       14.59%       14.32%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 27 to 30        16.40%       16.60%       15.36%      15.10%       15.17%       14.88%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 30 to 33        16.95%       17.15%       15.88%      15.61%       15.68%       15.42%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 33 to 36        17.43%       17.63%       16.34%      16.05%       16.13%       15.83%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 36 to 39        17.66%       17.87%       16.55%      16.26%       16.34%       16.03%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 39 to 42        17.83%       18.04%       16.71%      16.42%       16.50%       16.19%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 42 to 45        17.98%       18.19%       16.86%      16.57%       16.65%       16.33%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 45 to 48        18.12%       18.32%       16.97%      16.68%       16.76%       16.44%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 48 to 51        18.22%       18.43%       17.07%      16.77%       16.85%       16.54%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 51 to 54        18.30%       18.51%       17.15%      16.85%       16.93%       16.61%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 54 to 57        18.35%       18.58%       17.21%      16.91%       16.99%       16.67%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 57 to 60        18.41%       18.63%       17.25%      16.95%       17.03%       16.71%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 60 to 63        18.43%       18.66%       17.29%      16.99%       17.07%       16.75%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 63 to 66        18.46%       18.68%       17.30%      17.01%       17.09%       16.77%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 66 to 69        18.48%       18.70%       17.32%      17.02%       17.10%       16.78%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 69 to 72        18.48%       18.70%       17.32%      17.02%       17.10%       16.78%
-------------- ------------ ------------ ----------- ------------ ------------ ------------

                                   SCHEDULE II

                            CUMULATIVE NET LOSS RATES

-------------- ------------ ------------ ----------- ------------ ------------ ------------
                 Series       Series       Series      Series       Series       Series
Month            1996-A       1995-E       1995-D      1995-C       1995-B       1995-A
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  0 to  3         0.91%        0.84%       0.75%        0.73%        0.73%        0.73%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  3 to  6         1.82%        1.68%       1.50%        1.47%        1.47%        1.45%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  6 to  9         2.64%        2.43%       2.18%        2.13%        2.12%        2.10%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
  9 to 12         3.37%        3.11%       2.78%        2.71%        2.71%        2.69%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 12 to 15         4.33%        4.00%       3.58%        3.50%        3.49%        3.46%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 15 to 18         5.21%        4.81%       4.31%        4.21%        4.20%        4.16%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 18 to 21         5.98%        5.52%       4.94%        4.83%        4.82%        4.78%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 21 to 24         6.64%        6.13%       5.50%        5.37%        5.36%        5.31%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 24 to 27         6.99%        6.45%       5.78%        5.65%        5.64%        5.59%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 27 to 30         7.28%        6.71%       6.02%        5.87%        5.86%        5.81%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 30 to 33         7.52%        6.95%       6.22%        6.07%        6.06%        6.01%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 33 to 36         7.73%        7.14%       6.39%        6.24%        6.23%        6.18%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 36 to 39         7.84%        7.24%       6.48%        6.32%        6.32%        6.26%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 39 to 42         7.92%        7.30%       6.54%        6.39%        6.38%        6.32%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 42 to 45         7.98%        7.37%       6.60%        6.44%        6.43%        6.37%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 45 to 48         8.04%        7.42%       6.64%        6.49%        6.48%        6.42%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 48 to 51         8.09%        7.46%       6.68%        6.52%        6.51%        6.46%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 51 to 54         8.12%        7.49%       6.71%        6.55%        6.54%        6.48%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 54 to 57         8.14%        7.52%       6.74%        6.58%        6.57%        6.51%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 57 to 60         8.17%        7.54%       6.75%        6.59%        6.58%        6.52%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 60 to 63         8.18%        7.55%       6.77%        6.61%        6.60%        6.54%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 63 to 66         8.19%        7.56%       6.77%        6.61%        6.60%        6.54%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 66 to 69         8.20%        7.57%       6.78%        6.62%        6.61%        6.55%
-------------- ------------ ------------ ----------- ------------ ------------ ------------
 69 to 72         8.20%        7.57%       6.78%        6.62%        6.61%        6.55%
-------------- ------------ ------------ ----------- ------------ ------------ ------------

                                 SCHEDULE III

                            AVERAGE DELINQUENCY RATES

-------------- ------------ ------------ ----------- ------------ ------------
   Series        Series       Series       Series      Series       Series
   1996-A        1995-E       1995-D       1995-C      1995-B       1995-A
-------------- ------------ ------------ ----------- ------------ ------------
    8.00%         8.00%        8.00%       8.00%        8.00%        8.00%
-------------- ------------ ------------ ----------- ------------ ------------



                                      III-1

                                   SCHEDULE IV

(1) Series 1996-A Supplement dated as of March 14, 1996, as amended by that certain Amendment dated as of May 31, 1996 (the "May 1996 Amendment") to certain of the Series Supplements, as further amended by that certain Amendment dated as of March 1, 1997 (the "March 1997 Amendment") to certain of the Series Supplements and that certain Amendment dated as of December 16, 1997 (the "December 1997 Amendment") to certain of the Series Supplements (as amended, the "Series 1996-A Supplement")

(2) Series 1995-E Supplement dated as of December 6, 1995, as amended by the May 1996 Amendment, as further amended by the March 1997 Amendment and the December 1997 Amendment (as amended, the "Series 1995-E Supplement")

(3) Series 1995-D Supplement dated as of September 21, 1995, as amended by the May 1996 Amendment, as further amended by the March 1997 Amendment and the December 1997 Amendment (as amended, the "Series 1995-D Supplement")

(4) Series 1995-C Supplement dated as of June 15, 1995, as amended by that certain Amendment dated as of June 15, 1995 (the "June 1995 Amendment") to certain of the Series Supplements, as further amended by the May 1996 Amendment, the March 1997 Amendment and the December 1997 Amendment (as amended, the "Series 1995-C Supplement")

(5) Series 1995-B Supplement dated as of March 15, 1995, as amended by the September 1995 Amendment, as further amended by the June 1995 Amendment, May 1996 Amendment, the March 1997 Amendment and the December 1997 Amendment (as amended, the "Series 1995-B Supplement")

(6) Series 1995-A Supplement dated as of February 9, 1995, as amended by the September 1995 Amendment, as further amended by the June 1995 Amendment, the May 1996 Amendment, the March 1997 Amendment and the December 1997 Amendment (as amended, the "Series 1995-A Supplement")


                                       IV-1